EXHIBIT 10.2

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SECOND AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND
GUARANTY AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND GUARANTY AGREEMENT, dated as of July 23, 2019 (this “Agreement”) is entered into by and among SELECT INTERIOR CONCEPTS, INC., a Delaware corporation (“Topco”), ARCHITECTURAL GRANITE & MARBLE, LLC, a Delaware, limited liability company formerly known as G&M OPCO LLC (“AG&M”), PENTAL GRANITE AND MARBLE, LLC, a Washington limited liability company (“Pental”), L.A.R.K. INDUSTRIES, INC., a California corporation (“L.A.R.K.”), GREENCRAFT HOLDINGS, LLC, an Arizona limited liability company (“Greencraft  Holdings”), GREENCRAFT INTERIORS, LLC, an Arizona limited liability company (“Greencraft Interiors”), CASA VERDE SERVICES, LLC, a Delaware limited liability company (“Casa Verde”), GREENCRAFT STONE AND TILE LLC, an Arizona limited liability company (“Greencraft Stone”; and, together with Topco, AG&M, Pental Granite and Marble, L.A.R.K., Greencraft Holdings, Greencraft Interiors, Casa Verde, Greencraft Stone and each Person joined thereto as a borrower from time to time, individually and collectively, jointly and severally, “Borrower”), ARCHITECTURAL SURFACES GROUP, LLC, a Delaware limited liability company formerly known as TCFI G&M LLC (“AG&M Parent”), RESIDENTIAL DESIGN SERVICES, LLC, a Delaware limited liability company, formerly known as TCFI LARK LLC (“L.A.R.K. Parent”), AG IIOLDCO (SPV) LLC, a Delaware limited liability company (“AG SPV”) and SIC INTERMEDIATE, INC., a Delaware corporation (“SIC”, and together with Borrower, AG&M Parent, AG SPV and L.A.R.K. Parent, each individually, an “Obligor” and collectively, the “Obligors”) and BANK OF AMERICA, N.A., a national banking association (together with its successors and assigns, “Lender”).

WHEREAS, Borrower and Lender have entered into that certain Amended and Restated Loan, Security and Guaranty Agreement, dated June 28, 2018 (as amended by that certain First Amendment to Amended and Restated Loan, Security and Guaranty Agreement, dated as of December 11, 2018, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lender has agreed to make certain loans (each a “Loan” and collectively the “Loans”); and

WHEREAS, Borrower has requested that Lender make certain amendments to the Loan Agreement.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Reference is hereby made to the Loan Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined therein and not otherwise defined herein shall have the same meanings herein as set forth therein.

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SECTION 2. Amendments to Loan Agreement. Effective as of the date hereof; Borrower and Lender amend the Loan Agreement as follows:

(a)The definition of “Purchase Money Debt” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and is replaced with the following:

“Purchase Money Debt: (a) Debt (other than the Obligations) for payment of any of the purchase price of fixed assets; (b) Debt (other than the Obligations) incurred within 10 Business Days before or after acquisition of any fixed assets, for the purpose of financing any of the purchase price thereof; (c) Debt constituting obligations incurred pursuant to any Capital Lease; and (d) any renewals, extensions or refinancings (but not increases) thereof.”

(b)Clause (c) of Section 9.2.1 of the Loan Agreement is hereby amended by (i) deleting “$8,000,000” found therein and (ii) inserting “$16,000,000” in lieu thereof.

(c)Clause (j) of Section 9.2.1 of the Loan Agreement is hereby amended by (i) deleting “$8,000,000” found therein and (ii) inserting “$16,000,000” in lieu thereof.

SECTION 3. Effectiveness. This Agreement shall become effective upon its execution by Borrower, the other Obligors party thereto and the Lender and receipt by the Lender of a copy of this Agreement, duly executed by Borrower, the other Obligors party thereto and the Lender.

SECTION 4. Notices, Etc. All notices and other communications provided for hereunder shall comply with Section 11.4 of the Loan Agreement.

SECTION 5. General Provisions.

(a)Each Obligor confirms that all of its Obligations under the Loan Agreement and the Loan Documents (each as amended by this Agreement) are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment. Each Obligor hereby ratifies and confirms the Liens and security interests granted under the Loan Agreement and the Loan Documents and further ratifies and agrees that such Liens and security interests secure all obligations and indebtedness now, hereafter or from time to time made by, owing to or arising in favor of the Lender pursuant to the Loan Agreement and the Loan Documents (as now, hereafter or from time to time amended).

(b)Each Obligor agrees that at any time and from time to time, upon the written request of Lender, such Obligor will execute and deliver such further documents and do such further acts and things as the Lender may reasonably request in its Permitted Discretion in order to effect the provisions of this Agreement.

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(c)Except as supplemented hereby, the Loan Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Loan Agreement or any other Loan Document or (ii) to prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, including any replacement instrument or agreement therefor.

(d)Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses incurred by or on behalf of the Lender in connection with the negotiation, preparation, execution, delivery and performance of this Agreement, including, without limitation, the reasonable fees, costs, client charges and expenses of counsel for the Lender.

(e)This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier or electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopier or electronic transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

(f)Section headings in this Agreement are included herein for the convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(g)In addition to and without limitation of any of the foregoing, this Agreement shall be deemed to be a Loan Document and shall otherwise be subject to all of terms and conditions contained in Sections 11.14, 11.15 and 11.16 of the Loan Agreement, mutatis mutandi.

(h)This Agreement, together with the Loan Agreement and the other Loan Documents, reflects the entire understanding of the, parties with respect to the transactions contemplated hereby and thereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

SELECT INTERIOR CONCEPTS, INC.

By:	/s/ Nadeem Moiz
Name:	Nadeem Moiz
Title:	Chief Financial Officer

ARCHITECTURAL GRANITE & MARBLE, LLC

By:	Architectural Surfaces Group, LLC its Sole Member

By:	SIC Intermediate, Inc., its Sole Member

By:	/s/ Nadeem Moiz
Name:	Nadeem Moiz
Title:	Chief Financial Officer

PENTAL GRANITE AND MARBLE, LLC

By:	Architectural Granite & Marble, LLC its Sole Member

By:	Architectural Surfaces Group, LLC its Sole Member

By:	SIC Intermediate, Inc., its Sole Member

By:	/s/ Nadeem Moiz
Name:	Nadeem Moiz
Title:	Chief Financial Officer

L.A.R.K. INDUSTRIES, INC.

By:	/s/ Nadeem Moiz
Name:	Nadeem Moiz
Title:	Chief Financial Officer

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GREENCRAFT HOLDINGS, LLC

By:	L.A.R.K. Industries, Inc., its Sole Member

By:	/s/ Nadeem Moiz
Name:	Nadeem Moiz
Title:	Chief Financial Officer

GREENCRAFT INTERIORS, LLC

By:	Greencraft Holdings, LLC its Sole Member

By:	L.A.R.K. Industries, Inc., its Sole Member

By:	/s/ Nadeem Moiz
Name:	Nadeem Moiz
Title:	Chief Financial Officer

CASA VERDE SERVICES, LLC

By:	Greencraft Holdings, LLC its Sole Member

By:	L.A.R.K. Industries, Inc., its Sole Member

By:	/s/ Nadeem Moiz
Name:	Nadeem Moiz
Title:	Chief Financial Officer

GREENCRAFT STONE AND TILE LLC

By:	Greencraft Holdings, LLC its Sole Member

By:	L.A.R.K. Industries, Inc., its Sole Member

By:	/s/ Nadeem Moiz
Name:	Nadeem Moiz
Title:	Chief Financial Officer

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T.A.C. CERAMIC TILE CO.

By:	/s/ Nadeem Moiz
Name:	Nadeem Moiz
Title:	Chief Financial Officer

OTHER OBLIGORS:

ARCHITECTURAL SURFACES GROUP, LLC

By:	SIC Intermediate, Inc., its Sole Member

By:	/s/ Nadeem Moiz
Name:	Nadeem Moiz
Title:	Chief Financial Officer

RESIDENTIAL DESIGN SERVICES, LLC

By:	SIC Intermediate, Inc., its Sole Member

By:	/s/ Nadeem Moiz
Name:	Nadeem Moiz
Title:	Chief Financial Officer

AG HOLDCO (SPV), LLC

By:	Architectural Granite & Marble, LLC its Sole Member

By:	Architectural Surfaces Group, LLC its Sole Member

By:	SIC Intermediate, Inc., its Sole Member

By:	/s/ Nadeem Moiz
Name:	Nadeem Moiz
Title:	Chief Financial Officer

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SIC INTERMEDIATE, INC.

By:	/s/ Nadeem Moiz
Name:	Nadeem Moiz
Title:	Chief Financial Officer

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ John Olsen
Name:	John Olsen
Title:	Senior Vice President